                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          PAX WORLD FUND, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):*

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                          PAX WORLD FUND, INCORPORATED

                            ------------------------

                              PROXY STATEMENT AND
                          NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

                            ------------------------

                            THURSDAY, JUNE 11, 1998

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
President's Letter..........................................    1
Notice of Annual Meeting....................................    2
Proxy Statement.............................................    3
Proposal A -- To Elect a Board of Eight Directors...........    4
Proposal B -- To Ratify the Selection of Pannell Kerr
              Forster, P.C. as Independent Public
              Accountants of the Fund.......................    6
Proposal C -- To Amend the By-Laws of the Fund and to
              Approve Certain Changes to the Fund's
              Fundamental Investment Policies so as to
              Permit the Fund to Invest in the Pax World
              Money Market Fund.............................    7
Other Business..............................................    9
Expenses of Proxy Solicitation..............................    9
Additional Information......................................    9

                          PAX WORLD FUND, INCORPORATED
                                222 STATE STREET
                           PORTSMOUTH, NH 03801-3853

To the Pax World Fund Shareholders:

     As an investor in the Pax World Fund, Incorporated (the "Fund"), you are cordially invited to attend the annual meeting (the "Meeting") of shareholders of the Fund (the "Shareholders") to be held at 10:45 a.m. on Thursday, June 11, 1998 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The purpose of the Meeting is for the Shareholders (i) to elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified, (ii) to ratify the selection of Pannell Kerr Forster, P.C. as the independent public accountants of the Fund for the year ending December 31, 1998, (iii) to vote on certain proposed changes to the Fund's By-laws and fundamental investment policies, so as to permit the Fund to invest in the Pax World Money Market Fund, a socially responsible money market fund, and (iv) to transact such other business as may properly come before the Meeting.

     In connection with the foregoing and the proposed changes to the Fund's By-laws and fundamental investment policies, it is important to stress that, as a result of these changes, nothing will be changed in the social and economic criteria of the Fund. The Pax World Fund Family will continue to be a leader in socially responsible investing. In fact, the Board of Directors of the Fund believes that the proposed changes to the Fund's By-laws and fundamental investment policies will enhance the financial services provided by the Pax World Fund Family and provide to the Fund and its shareholders an alternative investment which adheres to the socially responsible philosophy of the Pax World Fund Family. Accordingly, the Board of Directors of the Fund has approved these changes to the Fund's By-laws and fundamental investment policies so as to permit the Fund to invest in the Pax World Money Market Fund and recommends that the Shareholders similarly vote in favor.

     In this regard, enclosed are (1) a Notice of Meeting, (2) a Proxy Statement that describes the proposals that will be submitted to shareholders for approval at the Meeting, and (3) a Proxy.

     Although we look forward to seeing you at the Meeting, if you cannot attend the Meeting, we ask that you complete, sign, date and return the accompanying Proxy as soon as possible in the enclosed postage-paid envelope. These proposals are important and your vote is greatly appreciated.

                                                        Sincerely,

                                                THOMAS W. GRANT, President

Pax World Fund, Incorporated
April 22, 1998

                          PAX WORLD FUND, INCORPORATED
                                222 STATE STREET
                           PORTSMOUTH, NH 03801-3853

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, JUNE 11, 1998
                            ------------------------

     Notice is hereby given that the annual meeting (the "Meeting") of the shareholders of Pax World Fund, Incorporated (the "Fund") will be held at 10:45 a.m. on Thursday, June 11, 1998 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 for the following purposes:

     (A) To elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified;

     (B) To ratify the selection by the Board of Directors of Pannell Kerr Forster, P.C. as the independent public accountants of the Fund for the year ending December 31, 1998;

     (C) To amend the By-Laws of the Fund and to approve of certain changes to the Fund's fundamental investment policies so as to permit the Fund to invest in the Pax World Money Market Fund; and

     (D) To transact such other business as may properly come before such annual meeting or any adjournment thereof.

     The close of business on April 14, 1998 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only shareholders of record at the close of business on such date are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

                                            By Order of the Board of Directors

                                                LEE D. UNTERMAN, Secretary

April 22, 1998
Portsmouth, NH

  IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE
           ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                          PAX WORLD FUND, INCORPORATED
                                222 STATE STREET
                           PORTSMOUTH, NH 03801-3853

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pax World Fund, Incorporated (the "Fund") of proxies to be used at the Annual Meeting of Shareholders to be held at 10:45 a.m. on Thursday, June 11, 1998 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, and at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

     Shareholders of record at the close of business on April 14, 1998, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were 35,704,078.760 shares of Common Stock of the Fund issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the Meeting. If you were a Shareholder as of said date, you will be entitled to vote at the Meeting and your presence is desired. IF, HOWEVER, YOU CANNOT BE PRESENT, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY FOR THIS PURPOSE IN ORDER TO INSURE A QUORUM AT THE MEETING.

     The persons named in the accompanying proxy, if properly executed and returned and unless revoked, will vote the same for Proposals A, B, C and D as indicated herein, unless the proxy contains contrary directions, in which case the proxy will be voted as directed. If a proxy is executed and returned without indicating any voting instructions, the shares of the Fund represented by the proxy will be voted FOR Proposals A, B, C and D. Any shareholder of the Fund giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Fund at the above address prior to the date of the Meeting a letter of revocation or a later dated proxy. In the event that the number of shares of the Fund represented at the meeting of Shareholders on June 11, 1998 in person or by proxy is less than a majority of the number of shares of the Fund issued and outstanding on the record date, the persons named in the accompanying proxy will vote FOR an adjournment of such meeting if a majority of the number of shares of the Fund represented in person or by proxy at such meeting voted FOR any of the Proposals, and otherwise, will vote AGAINST an adjournment of such meeting.

     This Proxy Statement has been mailed pursuant to instructions from the executive offices of the Fund located at Portsmouth, New Hampshire and has been sent through its transfer agent, PFPC, Inc. The Fund's Annual Report for the fiscal year which ended December 31, 1997 has already been mailed to Shareholders. Shareholders that desire an additional copy of the Annual Report may obtain it without charge by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 1-800-767-1729, visiting the Fund's web site at http://www.paxfund.com or visiting the Securities and Exchange Commission's web site at http://www.sec.gov for such purpose.

     As of the record date, no Shareholder, to the knowledge of the Fund, owned of record or beneficially more than 5% of the outstanding shares of Common Stock of the Fund.

    IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS
                                   POSSIBLE.

               PROPOSAL A -- TO ELECT A BOARD OF EIGHT DIRECTORS

                            ------------------------

     The purpose of this proposal is to elect a Board of Directors of the Fund. Pursuant to the provisions of the By-laws of the Fund, the Board of Directors has determined that the number of Directors shall be fixed at eight. It is intended that the accompanying proxy will be voted for the election as Directors of the eight nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. In the election of Directors, those eight nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

     Pax World Management Corp., the adviser to the Fund (the "Adviser"), was acquired by members of the Shadek family on September 27, 1996. In order to satisfy the requirements of the Investment Company Act of 1940, as amended, at least 75% of the Board of Directors of the Fund must consist of non-interested (independent) persons for at least three years after such acquisition. It is intended that such persons will also be non-interested persons of the Adviser.

     All of the nominees named below, except Carl H. Doerge, Jr., are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed. If elected, each nominee will serve until the next Annual Meeting of Shareholders of the Fund or until their successor shall have been chosen and shall have qualified or as otherwise provided in the By-laws of the Fund.

                                                                            APPROXIMATE FUND
                                                                              SHARES OWNED
                                                                         BENEFICIALLY AND/OR OF
                                                              DIRECTOR     RECORD ON APRIL 14,
        NAME, AGE, ADDRESS AND PRINCIPAL OCCUPATION            SINCE              1998
        -------------------------------------------           --------   -----------------------
  C. LLOYD BAILEY, age 80, 1216 Foulkeways, Gwynedd, PA         1970         2,246
19436, is an attorney. From 1959-1979, Mr. Bailey served as
the Executive Director of the United States Committee for
UNICEF; from 1980-1981, Mr. Bailey served as President of
that Committee; and from 1981 to 1984, Mr. Bailey served as
a consultant to that Committee. Mr. Bailey is presently
retired.

  CARL H. DOERGE, JR., age 59, 867 Remsen Lane, Oyster Bay,       --         1,290
NY 11771, has been a private investor since 1995. Prior to
that, Mr. Doerge was an Executive Vice President and
Managing Director of Smith Barney for approximately twenty
-four years. Mr. Doerge is also a member of the Board of
Directors of Pax World Growth Fund, Inc.

  *THOMAS W. GRANT, age 56, 14 Wall Street, New York, NY        1996          236
10005, is the Vice Chairman of the Board and President of
the Fund, as well as the President of Pax World Growth Fund,
Inc., the President of Pax World Money Market Fund, Inc.,
the President of Pax World Management Corp., the Fund's
adviser (the "Adviser"), and the President of H.G.
Wellington & Co., Inc. ("H.G. Wellington"). Mr. Grant has
been associated with H.G. Wellington since 1991 and served
previously with the firm of Fahnestock & Co. for twenty-six
years as a partner, managing director and senior officer.
His duties encompassed branch office management, corporate
finance, syndications and municipal and corporate bonds. Mr.
Grant is a graduate of the University of North Carolina
(BA).

                                                                            APPROXIMATE FUND
                                                                              SHARES OWNED
                                                                         BENEFICIALLY AND/OR OF
                                                              DIRECTOR     RECORD ON APRIL 14,
        NAME, AGE, ADDRESS AND PRINCIPAL OCCUPATION            SINCE              1998
        -------------------------------------------           --------   -----------------------
  JOY L. LIECHTY, age 44, 1403 Ashton Court, Goshen, IN         1991          947
46526, is a Client and Sales Advocate with the Mennonite
Mutual Aid Association in Goshen, Indiana. Ms. Liechty has
been associated with that organization since 1980, serving
as the Manager of Client Services from 1980 to 1989. Ms.
Liechty is also a member of the Board of Directors of Pax
World Growth Fund, Inc.

  *+LAURENCE A. SHADEK, age 48, 14 Wall Street, New York, NY    1996         2,216
10005, the Chairman of the Board of Directors of the Fund,
as well as the Chairman of the Board of Pax World Growth
Fund, Inc., an Executive Vice President of Pax World Money
Market Fund, Inc., the Chairman of the Board of Pax World
Management Corp., the Fund's adviser (the "Adviser"), and an
Executive Vice-President of H.G. Wellington & Co., Inc.
("H.G. Wellington"). Mr. Shadek, together with members of
his family, owns all of the outstanding shares of capital
stock of the Adviser and a 26.67% interest in H.G.
Wellington. Mr. Shadek has been associated with H.G.
Wellington since March 1986 and was previously associated
with Stillman, Maynard & Co., where he was a general
partner. Mr. Shadek's investment experience includes twelve
years as a limited partner and Account Executive with the
firm Moore & Schley. Mr. Shadek is a graduate of Franklin &
Marshall College (BA) and New York University, School of
Graduate Business Administration (MBA).

  SANFORD C. SHERMAN, age 61, 91 Hillside Drive, Portsmouth,    1992         1,026
NH 03801 is the President and Chief Executive Officer of the
Piscataqua Savings Bank, Portsmouth, NH, a position he has
held since April 1981. For 21 years prior thereto, Mr.
Sherman held various other positions with the bank,
including Vice President and Treasurer. Mr. Sherman also
served the bank as a Trustee for 20 years.

  NANCY S. TAYLOR, age 42, 5298 N. Riffle Way, Boise, ID        1997         2,606
83703, is a Senior Minister with the First Congregational
Church in Boise, Idaho and has been associated with that
organization since 1992. Prior to that, Ms. Taylor was an
Associate Minister with the Immanuel Congregational Church
in Hartford, Connecticut for approximately five years. Ms.
Taylor is also a member of the Board of Directors of Pax
World Growth Fund, Inc.

  ESTHER J. WALLS, M.L.S., age 71, Apartment 29-J, 160 West     1981          880
End Avenue, New York, NY 10023, was Associate Director of
Libraries, State University of New York, Stony Brook, Long
Island, NY, which position she held from 1974 to 1990.

------------------------
* "Interested person", as defined by the Investment Company Act of 1940, as amended.

+ "Controlling person" of the Adviser.

     The Fund currently pays each unaffiliated Director a fee of $1,000.00, and each affiliated Director a fee of $200.00, for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. In addition, the Fund pays $500.00 to each member of the Audit Committee for attendance at each meeting of the Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Board of Directors of the Fund receives compensation from the Fund for services performed as members of the Board of Directors of the Fund. Director's fees paid by the Fund in 1997 and travel expenses reimbursed by the Fund to members of the Board of Directors (including members of the Audit Committee) in 1997 aggregated approximately $24,600.00 and $10,145.00, respectively. In addition, Mr. Thomas W. Grant, Ms. Joy L. Liechty, Mr. Laurence
A. Shadek and Ms. Nancy S. Taylor received from Pax World Growth Fund, Inc. approximately $4,600.00 and $815.00, in the aggregate, for attendance at meetings of the Board of Directors of Pax World Growth Fund, Inc. and reimbursement for travel expenses incurred in connection with attending such meetings, respectively, for the period from March 12, 1997 (the date of incorporation of the Fund) through December 31, 1997.

     All of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-six and sixty-seven one hundredths percent (26.67%) ownership interest in H.G. Wellington & Co., Inc. ("H.G. Wellington"), which is a brokerage firm which the Fund may utilize to execute security transactions. Brokerage commissions paid by the Fund to H.G. Wellington during 1997 and 1996 totaled $132,372 and $68,224, respectively (36.3% and 18.6%, respectively of total 1997 and 1996 commissions). Of the 1996 amount, $22,630 was paid subsequent to the Shadek family's purchase of the Adviser's capital stock on September 27, 1996 (48.8% of total commissions paid during the period September 27, 1996 to December 31, 1996). Thomas W. Grant, the President of H.G. Wellington, has less than a 5% ownership interest in H.G. Wellington.

     The Board of Directors of the Fund held a total of four (4) meetings during the year ended December 31, 1997. The Board has an Audit Committee consisting of Mr. Raymond L. Mannix (a current director of the Fund) and Mr. Sanford C. Sherman, and an Investment Committee consisting of Messrs. Laurence A. Shadek, Thomas W. Grant, Robert P. Colin (Portfolio Co-Manager of the Fund) and Christopher H. Brown (Portfolio Co-Manager of the Fund). The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Investment Committee has responsibility for overseeing the investments of the Fund. The Fund has no nominating committee or other standing committee. The Audit Committee held one (1) meeting during the year. Each director attended all of the meetings of the Board of Directors and the committee upon which they served.

     PROPOSAL B -- TO RATIFY THE SELECTION OF PANNELL KERR FORSTER, P.C. AS
                   INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND

                            ------------------------

     The Board of Directors has unanimously approved the selection of Pannell Kerr Forster, P.C. ("PKF") as the independent public accountants of the Fund for the fiscal year ending December 31, 1998 and hereby seeks shareholder ratification of such selection. PKF has advised the Fund that neither PKF nor any of its members has, or has had in the past three years, any financial interest in the Fund or any relation to the Fund other than their duties as auditors and accountants. Representatives of PKF are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

PROPOSAL C -- TO AMEND THE BY-LAWS OF THE FUND AND TO APPROVE CERTAIN CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES SO AS TO PERMIT THE FUND TO INVEST IN
                        THE PAX WORLD MONEY MARKET FUND

                            ------------------------

PROPOSAL

     The Investment Company Act of 1940, as amended, requires a registered investment company, including the Fund, to have certain specific investment policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies.

     Paragraph 3 of Article XXVII of the Fund's By-laws, as well as the Fund's fundamental investment policies, currently prohibit the Fund, with certain exceptions, from purchasing the securities of any issuer for the Fund's portfolio unless immediately after such purchase not more than five percent (5%) of the value of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer (excluding from this limitation securities issued by the United States of America or any instrumentality thereof) and not more than 10 percent of the outstanding voting securities or more than 10 percent of the securities of any class of such issuer (as disclosed by the last financial statement of such issuer) would be held by the Fund of such issuer.

     In addition, Paragraph 4 of Article XXVII of the Fund's By-laws, as well as the Fund's fundamental investment policies, currently prohibit the Fund, with certain exceptions, from investing any of its assets in the securities of other investment trusts or companies.

     Currently, the Fund invests its excess cash in certificates of deposit issued by State Street Bank and Trust Company, the Fund's custodian. This proposal seeks shareholder approval of changes to the Fund's By-laws and these fundamental investment policies so as to permit the Fund to invest all or a portion of those cash assets in the Pax World Money Market Fund, a socially responsible money market fund which is being advised by the Adviser for the specific purpose of assuring that the social responsibility screens used by the Pax World Money Market Fund are the same as those used by the Fund.

     In particular, this proposal would amend Paragraph 3 of Article XXVII of the Fund's By-laws to provide as follows:

          This corporation shall not purchase the securities of any issuer for the portfolio of this corporation, other than the Pax World Money Market Fund, unless immediately after such purchase not more than 5 percent of the value of the total assets of this corporation, taken at market value, would be invested in the securities of such issuer (excluding from this limitation securities issued by the United States of America or any instrumentality thereof) and not more than 10 percent of the outstanding voting securities or more than 10 percent of the securities of any class of such issuer (as disclosed by the last financial statement of such issuer) would be held by this corporation of such issuer.

and Number 1 of the fundamental investment policies of the Fund, as set forth in the Fund's Statement of Additional Information under the heading "Investment Objectives and Policies", to provide that the Fund may not:

     1. Purchase the securities of any one issuer (except government securities and securities issued by the Pax World Money Market
        Fund) if immediately after and as a result of such purchase (a) the market value of the holdings of the Fund in the securities of such issuer exceeds five percent of the market value of the Fund's total assets, or (b) the Fund owns more than ten percent of the outstanding voting securities or of any one class of securities of such issuer.

     In addition, this proposal would amend Paragraph 4 of Article XXVII of the Fund's By-laws to provide as follows:

          This corporation shall not invest any of its assets in the securities of other investment trusts or companies, other than the Pax World Money Market Fund. Nothing herein or in paragraph 3 above shall prevent any purchase for the purpose of effecting a merger, consolidation or acquisition of assets expressly approved by the stockholders after full disclosure of any commissions or profits (so far as known to this corporation) to any dealer.

and Number 2 of the fundamental investment policies of the Fund, as set forth in the Fund's Statement of Additional Information under the heading "Investment Objectives and Policies", to provide that the Fund may not:

     2. Purchase securities of other registered investment companies, other than the Pax World Money Market Fund.

     Finally, this proposal would amend Section (14) of Paragraph 6 of Article XXVII of the Fund's By-laws to provide as follows:

          This corporation shall not directly or indirectly: ... (14) invest more than 5 percent of its total assets in securities of companies having a record of less than three years continuous operation, except for the Pax World Money Market Fund and those surviving a merger or consolidation.

and Number 14 of the fundamental investment policies of the Fund, as set forth in the Fund's Statement of Additional Information under the heading "Investment Objectives and Policies", to provide that the Fund may not:

     14. Invest more than five percent of its total assets in securities of companies having a record of less than three years continuous operation, except for the Pax World Money Market Fund and those surviving a merger or consolidation.

REQUIRED VOTE; REASONS FOR THE DIRECTORS' APPROVAL

     The Board of Directors of the Fund considered the proposed changes to the Fund's By-Laws and fundamental investment policies so as to permit the Fund to invest in the Pax World Money Market Fund at meetings held on December 11, 1997 and March 31, 1998. The Board of Directors requested and received relevant information from the Adviser and counsel regarding such changes. Among other things, the Board of Directors considered (1) the higher yield that could be achieved by the Fund for its shareholders if the Fund were allowed to invest its cash in a money market fund instead of in certificates of deposit, and (2) that the Pax World Money Market Fund is a socially responsible fund that will have the same social screens applied to its investments that are currently applied to the Fund. The Directors were further advised that the Adviser would become the adviser to the Pax World Money Market Fund for the specific purpose of assuring that the social responsibility screens used by the Pax World Money Market Fund are the same as those used by the Fund. In addition, the Shareholders will not be subject to the imposition of double management fees because the Adviser and the investment sub-adviser for Pax World Money Market Fund will waive their advisory fee for the Fund in an amount that offsets the amount of the advisory fees of Pax World Money Market Fund incurred by the Fund.

     After review of the information and representations provided them, the Directors determined that the proposed changes to the Fund's By-Laws and fundamental investment policies would be in the best interest of the Fund and its shareholders. The Board of Directors of the Fund believes that the proposed changes to the Fund's By-laws and fundamental investment policies will enhance the financial services provided by the Pax World Fund Family and provide to the Fund and its shareholders an alternative investment which adheres to the socially responsible philosophy of the Pax World Fund Family. Accordingly, the Directors present at the meetings of the Board of Directors held on December 11, 1997 and March 31, 1998 voted unanimously to approve, subject to approval by a majority of the outstanding shares of the Fund as required by the Fund's By-laws, the proposed changes to the Fund's By-Laws and fundamental investment policies and recommends that the Shareholders similarly vote in favor.

RECOMMENDATION

     THE DIRECTORS OF THE FUND BELIEVE THAT THE PROPOSED CHANGES TO THE FUND'S BY-LAWS AND FUNDAMENTAL POLICIES ARE IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS AND, ACCORDINGLY, RECOMMEND THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE BY-LAWS OF THE FUND AND CERTAIN CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES AS DISCUSSED ABOVE.

                                 OTHER BUSINESS

     The Directors of the Fund are not aware of any other business to be acted upon at the Meeting other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

                         EXPENSES OF PROXY SOLICITATION

     The cost of the Meeting, including the solicitation of proxies, will be borne by the Fund. The proposed solicitation of proxies will be made by mail but supplemental solicitations may be by mail, telephone, or telegraph personally by officers of the Fund who will not be additionally compensated for providing such services. It is anticipated that the cost for such supplemental solicitations, if any, would be nominal. The Fund will forward to any record owners proxy materials for any beneficial owner that such record owners may request.

                             ADDITIONAL INFORMATION

     The officers of the Fund are responsible for the day-to-day operations of the Fund and the Board of Directors of the Fund is responsible for the general policy of the Fund; Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 is the adviser to the Fund; and the Fund's shares are distributed through a distribution expense plan maintained by the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended.

                          PAX WORLD FUND, INCORPORATED
                                 C/O PFPC, INC.
                                  P.O. BOX 9426
                              WILMINGTON, DE 19899

                                      PROXY
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 11, 1998

                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF PAX WORLD FUND, INCORPORATED

         The undersigned hereby appoints Laurence A. Shadek and/or Lee D. Unterman as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Pax World Fund, Incorporated held on record by the undersigned on April 14, 1998, at the annual meeting of shareholders to be held on Thursday, June 11, 1998 or at any adjournment or adjournments thereof.

PROPOSAL(S)

         A)       To elect the following eight nominees as Directors of the
                  Fund:

                  C. Lloyd Bailey; Carl H. Doerge, Jr., Thomas W. Grant; Joy L. Liechty; Laurence A. Shadek; Sanford C. Sherman; Nancy S. Taylor; Esther J. Walls

                           [  ]     FOR ALL

                           [  ]     WITHHOLD ALL

                           [  ]     FOR ALL, EXCEPT (As marked below)


                                    --------------------------------------------

                                    Instructions: To withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s) on the line above


         B) To ratify the selection of Pannell Kerr Forster, P.C. as the independent public accountants of the Fund.

                           [  ] FOR      [  ] AGAINST        [  ] ABSTAIN

         C) To amend the By-Laws of the Fund and to approve certain changes to the Fund's fundamental investment policies to permit the Fund to invest in the Pax World Money Market Fund.

                         [  ] FOR       [  ] AGAINST        [  ] ABSTAIN

         D) In their discretion, on all other business that may properly come before the Meeting and any adjournment or adjournments thereof.

                         [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


                         Please sign on the reverse side


                     THIS PROXY WILL BE VOTED AS SPECIFIED.
          IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE
                     ADOPTION OF PROPOSALS A, B, C AND D AS
                         SAID PROXIES, AND EACH OF THEM,
                  MAY DETERMINE. TO VOTE, MARK BLOCKS BELOW IN
                        BLUE OR BLACK INK. EXAMPLE: [X]

                    JUNE 11, 1998 ANNUAL SHAREHOLDERS MEETING
                          PAX WORLD FUND, INCORPORATED

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                  ------------------------------
                                                  Signature(s) of Shareholder(s)


                                                  ------------------------------
                                                  Signature(s) of Shareholder(s)


Dated: ____________________



                PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY
               PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.